SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D)
                                    of the
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:   June 16, 1997


                            PLANET RESOURCES, INC.
                     (Formerly Allied Silver-Lead Company)

            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                               (Formerly Idaho)
         (State or other jurisdiction of incorporation or organization)

           1-7149                                   82-0277987
  (Commission  File  Number)          (IRS  Employer Identification Number)

                                C/O A.W. DUGAN
                          1415 LOUISIANA, SUITE 3100
                             HOUSTON, TEXAS  77002
                   (Address of principal executive offices)

                                (713) 658-1142
             (Registrant's telephone number, including area code)









ITEM  5.                    OTHER  EVENTS.
--------                    --------------

     On June 10, 1997, the Company received from the United States Environmental Protection Agency ("EPA") a request for information pursuant to
Section 104(e) of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"). The request for information is seeking information and documents relating to the Company's knowledge of or involvement in releases or threatened releases of hazardous substances associated with mining activities occurring within the Coeur d'Alene Basin of Northern Idaho. The investigation includes an inquiry into the identification, nature, source and quantity of materials transported to or generated, treated, stored or disposed of within the Coeur d'Alene Basin.

     Management of the Company is in the process of responding to the request for information and does not believe the Company is involved in releases or threatened releases of hazardous substances associated with mining activities. SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     /s/A.W.  Dugan
     --------------
     A.W.  Dugan,  President


Date:    June  16,  1997